INVESTING FOR GROWTH IN PREMIUM SPIRITS AND SPECIALTY FOOD INGREDIENTS - - - - - - - ------------- - - - - - - - - - Analyst day 2017 Lawrenceburg, INdiana April 6, 2017

- - - - - - - - - - - - - - - - - - - - - MGP participants: • Gus Griffin, President and CEO; Tom Pigott, Vice President of Finance and CFO; Steve Glaser, Vice President of Production and Engineering; Andy Mansinne, Vice President of Brands; David Whitmer, Corporate Director of Quality and Alcohol RD&I; Mike Templin, Lawrenceburg Distillery Plant Manager; and Pam Soule, Quality Assurance Lab Manager Schedule: • 9:30 a.m. to 11:30 a.m.: • management presentations and webcast from Gus Griffin, Steve Glaser, Andy Mansinne and Tom Pigott • 11:30 a.m. to 12:00: • box lunch and Q&A • 12:00 p.m. to 1:15 p.m.: • Group A: tour of Lawrenceburg distillery • Group B: Barreling, product tasting and discussion • 1:15 p.m. to 2:30 p.m.: • Reverse tour cycles A reminder: we ask your cooperation in not taking any photographs or videos in the facility for security reasons. 2

- - - - - - - - - - - - - - - - - - - - - Certain of the comments made in this presentation and in the question and answer session that follows may contain forward-looking statements in relation to operations, financial condition and operating results of MGP Ingredients, Inc. and such statements involve a number of risks and uncertainties. All statements, other than statements of historical facts, regarding the prospects of our industry and our prospects, plans, financial position, business strategy, guidance on growth in operating income, revenue, gross margin, and future effective tax rate may constitute forward-looking statements. Forward-looking statements are usually identified by or associated with such words as “intend,” ”plan,” ”believe,” ”estimate,” “expect,” “anticipate,” “hopeful,” “should,” “may,” “will,” “could,” “encouraged,” “opportunities,” “potential,” and/or the negatives or variations of these terms or similar terminology. These statements reflect management’s views as of today and we do not undertake any obligation to update them. We wish to caution you that these statements are only estimates and that actual results may differ materially from those projected in the forward-looking statements. Important factors that could cause actual results to differ materially from our expectations include, among others: (i) disruptions in operations at our Atchison facility, Indiana facility, or at the Illinois Corn Processing, LLC ("ICP") facility, (ii) the availability and cost of grain, flour, and barrels, and fluctuations in energy costs, (iii) the effectiveness of our grain purchasing program to mitigate our exposure to commodity price fluctuations, (iv) the effectiveness or execution of our strategic plan, (v) potential adverse effects to operations and our system of internal controls related to the loss of key management personnel, (vi) the competitive environment and related market conditions, (vii) the ability to effectively pass raw material price increases on to customers, (viii) the positive or adverse impact to our earnings as a result of the ownership of our equity method investment in ICP and the volatility of its operating results, (ix) ICP's access to capital, (x) our limited influence over the ICP joint venture operating decisions, strategies, financial or other decisions (including investments, capital spending and distributions), (xi) our ability to source product from the ICP joint venture or unaffiliated third parties, (xii) our ability to maintain compliance with all applicable loan agreement covenants, (xiii) our ability to realize operating efficiencies, (xiv) actions of governments, and (xv) consumer tastes and preferences. Additional information concerning factors that could cause actual results to materially differ from those in the forward-looking statements is contained in Item 1A Risk Factors of our Annual Report on Form 10-K for the period ending December 31, 2016. 3

INVESTING FOR GROWTH IN PREMIUM SPIRITS AND SPECIALTY FOOD INGREDIENTS - - - - - - - ------------- - - - - - - - - - INVESTING FOR GROWTH IN PREMIUM SPIRITS AND SPECIALTY FOOD INGREDIENTS April, 2017

5 - - - - - - - - - - - - - - - - - - - - - ATCHISON, KS PROTEIN & STARCH • 17% of Net Sales • 13% of Gross Profit • Gross Profit +7%

6 - - - - - - - - - - - - - - - - - - - - - ATCHISON, KS DISTILLERY • Vodka • Gin • Industrial Alcohol

7 - - - - - - - - - - - - - - - - - - - - - LAWRENCEBURG, IN DISTILLERY • Whiskey • Vodka • Gin

- - - - - - - - - - - - - - - - - - - - - 8 2014 2015 2016 Premium Beverage Alcohol Industrial Alcohol 51% 49% 57% 43% 66% 34% % of Total Food Grade Alcohol Net Sales

9 51% Whiskey 60% Gin & Vodka 40% 66% 2016 NET SALES = $150M - --- - - - - - -

- - - - - - - - - - - - - - - - - - - - - 10 • Spirits gaining share Distilled spirits have gained share of total beverage alcohol for 7 straight years, now reaching 35.9%. • Premiumization Consumers are trading up across all categories, with high end and super premium brands outperforming their categories. • Growth of American Whiskey Category Bourbon/Rye/Tennessee continues to outperform the overall distilled spirits industry. • +6.8% volume • +7.7% value Note: Data sourced from Distilled Spirits Council

- - - - - - - - - - - - - - - - - - - - - 11 • 5-Year CAGR is accelerating 2012 2013 2014 2015 2016 2.5% 3.7% 5.1% 5.7% 6.3% Note: Data sourced from Distilled Spirits Council

- - - - - - - - - - - - - - - - - - - - - 12 • 5-Year CAGR is accelerating • Historical Length of Trends in the U.S. 9 LTR Case Volume (000s) 1970 2010 2016 American Whiskey 35.6 15.3 21.8 Vodka 18.8 62.1 69.8 Tequila 0.4 11.6 15.9 Note: Data sourced from Distilled Spirits Council

- - - - - - - - - - - - - - - - - - - - - 13 • 5-Year CAGR is accelerating • Historical Length of Trends in the U.S. • Headroom Note: Data is sourced from Distilled Spirits Council 1970 2010 2016 Volume 35.6 15.3 21.8 Per Capita Consumption 0.69 0.16 0.22 LDA Pop 122m 221m 233m Share of TDS 22.8% 8.0% 9.9%

- - - - - - - - - - - - - - - - - - - - - 14 • 5-Year CAGR is accelerating • Historical Length of Trends in the U.S. • Headroom • Geographical Expansion Potential • American Whiskey SOM of Total Whiskey • In US 35% • ROW 11% • Export volume +10.2% in 2016 Note: Data is sourced from Distilled Spirits Council

- - - - - - - - - - - - - - - - - - - - - 15 • Industry is Adding Capacity • Existing producers to support growth of existing brands • New producers to support growth of new brands • Customers Building Capacity • To expand their product offerings • To expand their marketing efforts • Understand and value our role Strengthening our Position • Scale – competitive pricing • Capacity – ability to support long-term growth • Capabilities – meet any customer needs • Partnership – our core business • Leveraging aged – retain and attract • Broad Base – fastest growing segments

- --- - - - - - - Secure our future by consistently delivering superior financial results by more fully participating in all levels of the alcohol and food ingredients segments for the betterment of our shareholders, employees, partners, consumers, and communities. 16

- - - - - - - - - - - - - - - - - - - - - 17

- - - - - - - - - - - - - - - - - - - - - 18 Strategy 2016 Accomplishments Maximize Value • Continued to improve mix – Premium Beverage Alcohol Capture Value Share • Launched Till American Wheat Vodka • Acquired George Remus Brand Invest for Growth • Progressed $29MM warehouse expansion • Added $22.7MM of MGP premium whiskey inventory. YE balance of $50.9MM at cost • Support own brands • Strategic partnerships • Strengthen position – attract and retain • Sell on open market – potential value 3X • Continued to strengthen team and board Risk Management • Achieved “AA” rating from British Retail Consortium at both facilities • Evolved management of input costs • Implemented Enterprise Risk Management Build our Brand • Celebrated 75th Anniversary – rang closing bell at NASDAQ • Initiated Earnings Calls • Honored by Kansas Department of Commerce

INVESTING FOR GROWTH IN PREMIUM SPIRITS AND SPECIALTY FOOD INGREDIENTS CREATING EXCELLENCE April, 2017 - - - - - - - ------------- - - - - - - - - -

20 Two world-class facilities 20

21 ATCHISON, KS 21 In 1941, Cloud L. Cray, Sr., founded Midwest Solvents Company to meet the wartime demands for industrial alcohol. Today, MGP’s integrated plant in Atchison, Kansas produces vodka, gin, and industrial grade alcohol, as well as specialty starch and protein food ingredients products.

22 LAWRENCEBURG, IN 22 MGP’s distillery in Lawrenceburg, Indiana has a rich history starting in 1847 when it opened as the Rossville Union Distillery. It was purchased by MGP in 2011 for $13.3MM. Today, MGP uses the facility to produce world-class bourbon, whiskeys, gin, and vodka.

23 - - - - - - - - - • Flexibility to produce in small or large quantities • Work with high-rye mash bills. Rye is difficult to process • Significant production, barreling and storage capacity and capability • Decades of experience in product innovation/R&D, quality, engineering, production and supply chain/logistics

24 - - - - - - - - - • Production of broad array of spirits • Vodkas and gins from corn, wheat, high/low proof gin, non-GMO • Twelve listed whiskey mash bills • Develop wide variety of custom mash bills to meet customer needs

25 - - - - - - - - - 25 • MGP sources the highest quality grains available in the market • MGP’s know-how in sourcing and grain processing goes back to its origins • MGP handles multiple grains, including corn, barley, rye, wheat, and milo/sorghum

26 - - - - - - - - - • Deep fermentation and distillation knowledge with microbiologists and master distillers on staff • Expertise in hard-to-handle high rye mash bills • Highest quality water from Greater Miami aquifer

27 - - - - - - - - - • Flexible manufacturing • Lawrenceburg distillery state-of- the-art feed dryer installed 2015 • Efficient and consistent • Well-trained and dedicated staff

28 - - - - - - - - - • Highly customizable whiskeys, gins, vodkas • Small and/or large runs • Short lead-time

29 - - - - - - - - - - - - - - - - - • Strong RD&I team • Expert master blenders • Expertise in vodka, gin, whiskey, bourbons • Specialized in mash bill and blend development • State-of-the-art labs

30 - - - - - - - - - • MGP has been BRC Certified every year since 2011 • For both sites, MGP has received an AA rating. The highest possible score • BRC is part of the Global Food Safety Initiative (GFSI) to assure safe food around the world

31 - - - - - - - - - • Highly-regarded, experienced staff • Heavy R&D on aging process: • Wood types/characteristics • Charring • Building types and storage • Environmental conditions • Chemistry • Best-in-class controls and inventory management (SAP)

32 - - - - - - - - - • As part of MGP’s invest-to-grow strategy, we launched a $29 million investment in a 20-acre campus adjoining the company's current facility to refurbish existing warehouse buildings and construct new warehouses • More than doubling barrel storage capacity • Warehouse expansion program is nearing final stages

33 - - - - - - - - - - - - - - - - - • MGP’s deep bench of experienced and talented people • We continue to attract the best new talent • Ours is a culture of collaboration and excellence • People are the key to “Building our Legacy”

34 • Launched MGP University in 2015, with a dedicated university director • MGPU impacts all areas and levels of the organization • Provides knowledge and wisdom vs. discrete training • Among MGPU’s offerings are the Master Distiller and Master Blender programs - - - - - - - - -

35 - - - - - - - - - 35 • Whiskey Advocate’s 2015 Distiller of the Year • 2015/2016 San Francisco World Spirits Competition: • Seven Double Gold • Ten Gold • 22 Silver • Eight Bronze

36 - - - - - - - - - 36 • The sum total of MGP’s capabilities and expertise combine with the best quality materials and facilities to produce spirits of the highest quality

CAPTURING VALUE SHARE THROUGH Beverage brands April, 2017 - - - - - - - ------------- - - - - - - - - -

- --- - - - - - - 38 Secure our future by consistently delivering superior financial results by more fully participating in all levels of the alcohol and food ingredients segments for the betterment of our shareholders, employees, partners, consumers, and communities.

- - - - - - - - - - - 39 Note: data is sourced from 2015 Impact Databank Top Distilled Spirits Companies, 2014: (millions of nine-liter cases sold) Sazerac Co. 23.2 Beam Suntory, Inc. 21.5 Bacardi USA 14.8 Pernod Ricard USA 14.5 Brown- Forman Worldwide 11.0 Constellation Brands 8.0 MGP Brands Circa 2016 Diageo North America 40.4

40 Vodka Gin • Total Vodka CAGR 0% • 71.1M 9L cs • Ultra- and Super-Premium priced Vodka projected CAGR 11% and 3%, respectively • Growth to 5.0M 9L cs • Total Gin CAGR -1% • 9.3M 9L cs • Super-Premium priced Gin projected 13% CAGR • Growth to 3.9M 9L cs • Data Source: IWSR Forecast Report; US Spirits Industry; October 2016 • CAGR = 2015-2021 - - - - - - - - - - -

41 Bourbon Rye - - - - - - - - - - - •Total U.S. Whiskey CAGR 3% •31.3M 9L cs •Ultra- and Super-Premium priced U.S. Whiskey projected CAGR 12% and 10%, respectively •Growth to 1.9M 9L cs • Leverage market share leadership through MGP-owned brand(s) • Data Source: IWSR Forecast Report; US Spirits Industry; October 2016 • CAGR = 2015-2021

42 - - - - - - - - - - - Product Provenance Authenticity Pricing Distribution

- - - - - - - - - - - - - - - - - - - - - 43 • MGP is an influencer • MGP Brands provide above average margin contribution • Distributor open to planning and managing the business the “MGP Way”: o Transparent planning and account selection o Account sold tracking o Granular performance analysis

44 - - - - - - - - - - -

45 Video (will not play in PDF)

46 - - - - - - - - - - -

- - - - - - - - - - - - - - - - - - - - - 47

48 Bottle shape similar to other high- end vodkas; communicates quality and premium price. Frosted bottle similar to Ultra Premium Imports conveys upscale and refreshing image. Stylized wheat field is attractive and communicates ingredients as well as farm/local, while being modern. Black and white visuals seen as simple, clean and sophisticated - - - - - - - - - - - - - - - - - - - - -

49 Source: 1/17 Vodka Exploratory and Till Focus Groups - - - - - - - - - - - Sophisticated Casual For Me/ Few People Flavored Import Vodka Popular Price Import Vodka Super Premium Import Vodka Flavored Domestic Vodka Ultra Premium Import Vodka New Craft Vodka For Parties/ More People

50 - - - - - - - - - - - Popular Price Import Vodka Super Premium Import Vodka Ultra Premium Import Vodka Domestic Craft Vodka Retail Price Spectrum Source: 1/17 Vodka Exploratory and Till Focus Groups

51 - - - - - - - - - - -

52 Video (will not play in PDF)

53 - - - - - - - - - - - 0% 10% 20% 30% 40% 50% 60% 70% Craft Bourbon #2 Craft Bourbon #1 G. Remus Top 2 Box Uniqueness – Total Sample Craft Bourbon #2 Craft Bourbon #1 G. Remus Source: 2/17 Bourbon/Rye Exploratory Focus Groups George Remus is seen as more unique compared to leading craft bourbon brands

54 - - - - - - - - - - - Price comparison among competition Super Premium Premium Value High End Source: 2/17 Bourbon/Rye Exploratory Focus Groups Price Index = 100 Price Index = 111 Price Index = 112 Craft Bourbon #2 Craft Bourbon #1 G. Remus

55 Proprietary Blend of Bourbons - - - - - - - - - - - Prohibition-style tax stamp Custom bottle Unique paper stock Enhanced artwork

56 - - - - - - - - - - -

57 - - - - - - - - - - - • Steadily expand distribution platform for Till and George Remus • Add key resources (people, A&P, distribution relationships) • Engage in brand marketing and activations

58 - - - - - - - - - - - • Identify and/or create well-positioned brands that fit MGP criteria: • MGP makes the product [vodka, gin, corn, bourbon and rye whiskey] • Super to Ultra premium positioning and price point • Regional business with growth opportunities • Brand positioning does not conflict with existing major customers • Line Extensions • Ultra Premium Bourbons and Whiskeys • New Concepts • Limited Releases

59 2016 Results & Outlook April, 2017 - - - - - - - ------------- - - - - - - - - -

- - - - - - - - - - - - - - - - - - - - - Fav / (Unfav) vs Prior Year $MM $MM % Distillery Products $265.2 $(5.0) (1.8)% Ingredient Solutions 53.0 (4.4) (7.6)% MGP Ingredients $318.3 $(9.3) (2.9)% NET SALES YEAR ENDED 12/31/2016 • Distillery products decline primarily driven by reduced sales of lower margin industrial alcohol • Ingredient solutions decline due to lower volume and pricing KEY DRIVERS 60 Note: Totals in presentation may not foot due to rounding.

- - - - - - - - - - - - - - - - - - - - - Fav / (Unfav) vs Prior Year $MM $MM % Premium Beverage Alcohol $150.4 $19.0 14.5% Industrial Alcohol 77.3 (21.6) (21.9) Food Grade Alcohol $227.7 $(2.6) (1.1) Fuel Grade Alcohol 7.4 - 0.1 Distillers Feed 21.8 (4.4) (16.8) Warehouse Services 8.4 2.0 31.6 Total Distillery Products $265.2 $(5.0) (1.8)% NET SALES YEAR ENDED 12/31/2016 61 Note: Totals in presentation may not foot due to rounding.

- - - - - - - - - - - - - - - - - - - - - 62 Food Grade Alcohol Products MGP Branded Product Whiskey: Aged Whiskey: New Distillate White Goods: Gin White Goods: Vodka Industrial Alcohol M a r g i n s Premium Beverage Alcohol

- - - - - - - - - - - - - - - - - - - - - GROSS PROFIT MARGINS DISTILLERY PRODUCTS 8.7% 18.7% 21.4% 2014 2015 2016 63

- - - - - - - - - - - - - - - - - - - - - 64 PLANT EFFICIENCIES AND EFFECTIVE RISK MANAGEMENT PRODUCT MIX OPTIMIZATION: NEW CUSTOMERS / EXISTING CUSTOMER GROWTH LEVERAGING AGED SALES BRANDED PLATFORM STAGE 1 STAGE 2 STAGE 3 STAGES OF MARGIN EXPANSION DISTILLERY PRODUCTS

- - - - - - - - - - - - - - - - - - - - - 2015 Distillery Gross Profit Ingredients Gross Profit SG&A Other Operating Income* 2016 OPERATING INCOME DRIVERS 2015 TO 2016 – $MM $32.9 $6.2 $0.6 $(1.0) $3.4 $42.0 65 * Other operating income includes legal settlement and sale of corporate asset. Note: Totals in presentation may not foot due to rounding.

EARNINGS PER SHARE DRIVERS 2015 TO 2016 66 2015 Actual Operations Other Operating Income* ICP** Interest Wtd. Avg. Shares Tax Rate Changes, Net 2016 Actual $(0.03) $0.05 $0.06 $0.13 $1.48 $0.21 $1.82 * Other Operating Income includes legal settlement and sale of corporate asset. ** See appendix for background on MGP’s equity method investment in ICP. Note: changes are net of tax based on the effective tax rate for each base year, excluding the change in valuation allowance. $(0.08) - - - - - - - - - - - - - - - - - - - - -

- - - - - - - - - - - - - - - - - - - - - Net Income Depreciation and Amortization Investment in Barreled Distillate Other Operating Cash Drivers* Cash Provided by Operations CASH FLOW DRIVERS YEAR ENDED 2016 – $MM INVESTING ACTIVITIES Source / (Use) Amount PP&E additions $(17.9) Acquisition of George Remus (1.6) Divestiture of DMI 0.4 Other investing activities* 1.4 Net Cash Used in Investing Activities $(17.7) Remaining Cash Flow $2.0 $31.2 $11.3 $(22.7) $(0.1) $19.7 67 * See appendix for detail.

- - - - - - - - - - - - - - - - - - - - - 2014 2015 2016 DEBT TO EBITDA – $MM Debt EBITDA • 2016 YE Debt to EBITDA Ratio of .63 • $51.6MM Available on Credit Facility at 12/31/16 $9.9 $33.5 $39.1 $51.3 Note: See Appendix for GAAP to Non GAAP Reconciliation 68 $36.0 $57.3

69 • Working capital • Continue to build whiskey inventory • Capital expenditures • Complete $29MM warehouse expansion • Invest in capabilities • Acquisitions • May be used to accelerate expansion into brands • Key criteria established • Super premium brands • Product MGP can produce • Strong financial returns • Return funds to shareholders - - - - - - - - - - - - - - - - - - - - - USES OF CASH

70 - --- - - - - - - MGP is reconfirming the following guidance for fiscal 2017 and beyond: • Operating income is expected to grow between 10% and 15% annually from 2016 through 2018. This guidance excludes a favorable litigation settlement and asset sale gain recorded in the third quarter of 2016. • Recognizing the difficulty of projecting three years in the future, our conservative estimate of growth in operating income in 2019 is 15% to 20% as sales of aged whiskey inventory becomes a more significant factor. • Modest growth is expected in net sales in 2017, subject to some volatility as the company continues to shift sales from industrial to premium beverage alcohol. • 2017 gross margins are expected to continue to grow versus 2016. • 2017 effective tax rate is forecast to be 31%, and shares outstanding are expected to be approximately 16.8 million at year end. • 2017 profitability for ICP remains exposed to the challenging and volatile conditions in the fuel ethanol industry.

71 • Long term strategy in place • Well positioned against macro trends • Great capabilities • Making necessary investments to deliver long term shareholder return • Strong results - --- - - - - - -

• U.S. spirits market volume trends • Industrial alcohol market dynamics background information • ICP background information • GAAP to Non GAAP reconciliations • Cash flow details - --- - - - - - - 72

73 U.S. Spirits Market 9-Liter Cases (000s) - --- - - - - - - 2016 Volume % Change Total Distilled Spirits (TDS) 220,349 +2.4% Total Whiskey 61,816 +4.1% American Whiskey (Bourbon/Rye/Tennessee) 21,753 +6.8% • Super Premium 2,061 +11.8% • Rye 775 +15.5% • < 2.5m Cases* 11,540 +8.0% Vodka 69,782 +2.4% • Super Premium 6,306 +13.4% Gin 9,932 +.7% • Super Premium 143 +11.7 % Note: Data is sourced from Distilled Sports Council *Data is sourced from Impact

74 - --- - - - - - - Fuel Ethanol 14.3 Billion ?? ?? Industrial 313 Million Beverage 74 Million Market Leaders Poet ADM Green Plains Market Leaders GPC ADM Equistar MGP Market Leaders GPC MGP ADM 2016 MGP Internal Estimates. Volumes in wine gallons Volume flows between markets when ethanol margins are compressed The “Fuel Ethanol Effect” As fuel ethanol prices come down and crush margins turn lower or negative, producers are forced to “go idle” or enter the Industrial or Beverage markets to maintain margins. This in turn depresses pricing and overall margins of the industrial alcohol market due to market oversupply.

• Illinois Corn Processing, LLC (“ICP”) produces high quality food grade alcohol, chemical intermediates and fuel • ICP’s production facility is located in Pekin, Illinois • MGP owns 30% of ICP, and the income from the joint venture is reported in Equity method investment earnings, and ICP’s summary financial information is provided in Note 3 of the 10K. This ownership position makes ICP a related party to MGP • MGP also purchases product from ICP to support it’s industrial alcohol customers and beverage alcohol production. These purchases are also provided in Note 3 of the 10K • When these products purchased from ICP are then sold, the amount in cost of goods sold is noted on the Consolidated Statement of Income combined with other related party sales (DMI) • The amount of purchases from ICP can depend on MGP’s industrial customer demand, beverage alcohol production needs and production capacity planning - --- - - - - - - 75

- - - - - - - - - - - - - - - - - - - - - 76 Reconciliation of GAAP to Non GAAP Measures EBITDA (Dollars in Thousands) 2016 2015 2014 Net Income 31,184$ 26,191$ 23,675$ Interest 1,294 534 816 Taxes 13,533 12,227 2,265 Depreciation / Amortization 11,253 12,382 12,325 EBITDA 57,264$ 51,334$ 39,081$ Total Debt (See Note 5 of 10K) 36,001$ 33,460$ 9,899$ Debt to EBITDA 0.63 0.65 0.25

77 Year to Date Ended December 31, 2016 Other operating cash drivers Dollars in Thousands Gain on property insurance recoveries (230)$ Loss (gain) on sale of assets (872) Share-based compensation 2,402 Excess tax benefits - Equity method investment earnings (4,036) Distribution received from equity method investee 3,300 Deferred income taxes, including change in valuation allowance 681 Changes in working capital items: Receivables, net 4,585 Inventory, net of assets acquired in acquisition, excluding barreled distillate 2,557 Prepaid expenses (622) Refundable income taxes (3,390) Accounts payable (3,178) Accounts payable to affiliate, net 1,058 Accrued expenses (1,407) Deferred credits (424) Accrued retirement health and life insurance benefits (477) Other, net - Total (53)$ Other investing activities net Proceeds from property insurance recoveries 230$ Proceeds from sale of property and other 1,209 Total 1,439$ - --- - - - - - -